This presentation may include forward-looking statements regarding the performance of Alaska Air Group or its subsidiaries.  Actual results may differ materially from these projections.  Please see our most recent Annual
Report on Form 10-K for additional information concerning factors that could cause results to differ.
September 18, 2008
Calyon U.S. Airline Conference
Exhibit 99.1

14%
17%
17%
18%
22%
23%
25%
27%
28%
56%
0% 10% 20% 30% 40% 50% 60%
United
Delta
US Airways Group
AirTran
American
Continental
Northwest
Jet Blue
Alaska Air Group
Southwest
Strong cash position and
multiple sources of liquidity
Cash as a % of Revenues
Q2 ‘08
Note: Calculated using unrestricted cash and short-term investments at June 30, 2008 divided by revenue for the 12 months ended June 30, 2008.
As of June 30, the company had $1,006 million in cash.
Source:  Company earnings releases and 10Qs as of Q2 2008
Fuel hedging cash collateral

Southwest
Alaska Air Group
Delta
Jet Blue
Northwest
AirTran
Continental
American
US Airways Group
United

Relatively low leverage 30% 72% 73% 74% 76% 85% 88% 89% 93% 106% -40% 10% 60% 110% Alaska Air Group Adjusted Debt-to-Capitalization – Q2 2008 Source: Company Q2 08 SEC filings FPA-PS 090308

Alaska Airlines

CASM ex Fuel - cents
12
10
8
6
4
500
750
1000
1250
1500
1750
2000
Stage Length (miles)
US Airways
American
United
Northwest
Continental
Alaska
Delta
Southwest
AirTran
Jet Blue
Alaska Mainline CASM ex Fuel by stage length trendline

Alaska’s unit costs lower than legacies’

Relentless control of non-fuel unit costs
Cost per available seat mile
excluding fuel
8.73¢
8.52¢
8.33¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001 2002 2003 2004
2005 2006
8.01¢
7.81¢
2007
7.50¢
2008
target
7.50 – 7.6¢
Reflects 8K guidance as of 8/21/08 SA-IR

Fuel cost increase overshadows
non-fuel cost reductions
1.5¢
1.4¢
1.6¢
2.9¢
8.7¢
8.5¢
8.3¢
7.9¢
8.0¢
2.2¢
3.3¢
4.9¢
3.4¢
7.55¢ 7.5¢
7.8¢
0¢
2¢
4¢
6¢
8¢
10¢
2001 2002 2003 2004 2005 2006 2007 2008*
Fuel CASM Non fuel CASM
* 2008 unhedged fuel CASM forecast ($113/bbl for FY2008) vs. CASM ex. fuel target – Sep 2008
1.15¢
cost decrease
3.40¢
cost increase
FPA-PS  091008

Alaska’s aircraft most
fuel-efficient in operation today
• Alaska Domestic Mission Rules
• 1,000 statute miles
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Better
10.76
11.16
11.65
12.38
12.63
12.75
13.12
15.36
16.49
3
8
13
18
737-900
172 seats
737-800
157 seats
A320
149 seats
757-200
182 seats
737-700
124 seats
737-400
144 seats
A319
122 seats
MD-80
140 seats
DC-9 140
125 seats
Fuel gallons per passenger
Source: The Boeing Company

Horizon’s aircraft also among the
most fuel-efficient
5.8
6.2
6.7
7.1
7.2
7.3
7.7
10.6
3
4
5
6
7
8
9
10
11
     Q400
76 seats
CRJ900
88 seats
      E190
99 seats
CRJ700
70 seats
    Q200
37 seats
CRJ200
50 seats
     E170
72 seats
    B1900
19 seats
• 400 statute miles
• 100% load factor
Better
Fuel gallons per passenger
Source: Bombardier

We are focused on increasing unit revenues • Reducing and reallocating capacity • Increasing fares • Increasing ancillary revenues

9.5%
6.8%
9.4%
20.9%
5.8%
13.0%
-6.6%
-10%
-5%
0%
5%
10%
15%
20%
25%
2001 2002 2003 2004 2005 2006 2007 2008
4.0%
4.4%
0.1%
7.1%
7.5%
8.0%
3.5%
0%
5%
10%
15%
20%
25%
2001 2002 2003 2004 2005 2006 2007 2008
Reduce growth
and redeploy capacity
forecast
forecast
(year-over-year %
available seat mile (ASM) growth)
Reflects 8K guidance as of 8/21/08 SA-IR
Q4 ‘08 Q1 ‘09
2009 forecast
-6.5%
-10%
-8%
Q4 ‘08 Q1 ‘09
2009 forecast
-20%
-14%
-9%
0%
-9%

Fourth quarter industry capacity
down significantly
Sources: Industry - Latest published schedules; AS - Latest capacity forecast
Carrier Total System Mainline Only
AirTran (6%) (6%)
American (13%) (12%)
Continental (11%) (24%)
Delta (12%) (9%)
Frontier (12%) (16%)
JetBlue (9%) (9%)
Northwest (6%) (16%)
Southwest 1% 1%
United (14%) (17%)
US Airways (6%) (11%)
Industry excluding Alaska
(9%) (11%)
Alaska
(9%) (7%)
Domestic ASM Chg - 4Q 08 vs. 4Q 07

Flagstaff
Flagstaff
Prince George
Prince George
Anchorage
Anchorage
Orlando
Orlando
Boston
Boston
Los Angeles
Los Angeles
Spokane
Spokane
San Diego
San Diego
Palm Springs
Palm Springs
San Jose
San Jose
Lihue (Kauai)
Lihue (Kauai)
Honolulu (Oahu)
Honolulu (Oahu)
Kahului
(Maui)
Kahului
(Maui)
Kona (Hawaii)
Kona (Hawaii)
Santa Rosa
Santa Rosa
Seattle
Seattle
Portland
Portland
San Francisco
San Francisco
Eugene
Eugene
Boise
Boise
Minneapolis
Minneapolis
San Diego
San Diego
New markets
& increased capacity
Jan ’07 – Dec ’08
New markets
& increased capacity
Jan ’07 – Dec ’08
Sacramento
Sacramento
Las Vegas
Las Vegas
Cancun
Cancun
Eureka
Eureka

Ancillary fee changes Baggage • 2 nd checked bag $25 • Excess baggage fees increased Ticketing & service fees • Airport ticketing • Reservations • Ticket changes • Pets • Unaccompanied minors

Greatly improved on-time performance
reduces costs
73.0%
76.7%
78.0%
81.6%
79.9%
78.7% 77.8%
69.7%
73.3%
72.4%
80.4%
50%
66%
83%
2005 2006 2007 Jan Feb Mar Apr May Jun Jul Aug
% On time
2008
0
10
15
2.5
4.5
4.8
1.7
4.2
7.3
11.8 11.6

Alaska Airlines

HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
ALASKA
AIRLINES

Highest in Customer Satisfaction*
• J.D. Power and Associates North America Airlines
Satisfaction Study – June 16, 2008
• More than 19,000 business and leisure travelers
surveyed
• Alaska garnered high marks for:
– Aircraft
– Boarding/deplaning/baggage
– Check-in
– Flight crews
– Reservations
Source: PR Newswire, June 16, 2008
* Tied with Continental among US carriers

Alaska Air Group is well prepared to
weather the storm
• Conservative balance sheet with good liquidity
• Low unit costs relative to industry and great
progress outside of bankruptcy
• Young, fuel-efficient, simple fleets
• Great brands; strong operation
• Positioned to benefit from growth through
network of code-share partners